                                                                    EXHIBIT 25.1

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|
                          ___________________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                          ___________________________

                              KOHL'S CORPORATION
              (Exact name of obligor as specified in its charter)

Wisconsin                                                   39-1630919
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

N56 W17000 Ridgewood Drive
Menomonee Falls, Wisconsin                                  53051
(Address of principal executive offices)                    (Zip code)

                          ___________________________

         Liquid Yield Option Notes (Zero Coupon Subordinated) due 2020
                      (Title of the indenture securities)

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1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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              Name                                        Address
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    Superintendent of Banks of the State of     2 Rector Street, New York, N.Y.
    New York                                    10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York            33 Liberty Plaza, New York, N.Y.
                                                10045

    Federal Deposit Insurance Corporation       Washington, D.C. 20429

    New York Clearing House Association         New York, New York 10005

    (b)  Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of August, 2000.



                                              THE BANK OF NEW YORK



                                              By:/s/ MICHELE L. RUSSO
                                                 -------------------------
                                              Name:  MICHELE L. RUSSO
                                              Title: ASSISTANT VICE PRESIDENT

________________________________________________________________________________

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
ASSETS                                                       In Thousands
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin.......     $ 3,247,576
 Interest-bearing balances................................       6,207,543
Securities:
 Held-to-maturity securities..............................         827,248
 Available-for-sale securities............................       5,092,464
Federal funds sold and Securities purchased under
 agreements to resell.....................................       5,306,926
Loans and lease financing receivables:
 Loans and leases, net of unearned income.................      37,734,000
 LESS: Allowance for loan and lease losses................         575,224
 LESS: Allocated transfer risk reserve....................          13,278
 Loans and leases, net of unearned income, allowance,
  and reserve.............................................      37,145,498
Trading Assets............................................       8,573,870
Premises and fixed assets (including capitalized leases)..         723,214
Other real estate owned...................................          10,962
Investments in unconsolidated subsidiaries and
 associated companies.....................................         215,006
Customers' liability to this bank on acceptances
 outstanding..............................................         682,590
Intangible assets.........................................       1,219,736
Other assets..............................................       2,542,157
                                                              ------------
Total assets..............................................     $71,794,790
                                                              ============

LIABILITIES
Deposits:
 In domestic offices....................................       $27,551,017
 Noninterest-bearing....................................        11,354,172
 Interest-bearing.......................................        16,196,845
 In foreign offices, Edge and Agreement
  subsidiaries, and IBFs................................        27,950,004
 Noninterest-bearing....................................           639,410
 Interest-bearing.......................................        27,310,594
Federal funds purchased and Securities sold
 under agreements to repurchase.........................         1,349,708
Demand notes issued to the U.S.Treasury.................           300,000
Trading liabilities.....................................         2,339,554
Other borrowed money:
 With remaining maturity of one year or less............           638,106
 With remaining maturity of more than one year..........               449
  through three years............................
 With remaining maturity of more than three years.......            31,080
Bank's liability on acceptances executed and............           684,185
 outstanding.....................................
Subordinated notes and debentures.......................         1,552,000
Other liabilities.......................................         3,704,252
                                                              ------------
Total liabilities.......................................        66,100,355
                                                              ============

EQUITY CAPITAL
Common stock............................................         1,135,284
Surplus.................................................           866,947
Undivided profits and capital reserves..................         3,765,900
Net unrealized holding gains (losses) on................           (44,599)
 available-for-sale securities...................
Cumulative foreign currency translation
 adjustments............................................           (29,097)
                                                              ------------
Total equity capital....................................         5,694,435
                                                              ------------
Total liabilities and equity capital....................       $71,794,790
                                                              ============

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                          Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi     )
Alan R. Griffith    )              Directors
Gerald L. Hassell   )

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